EXHIBIT 7

Board of Governors of the Federal Reserve System

OMB Number: 7100-0036

Federal Deposit Insurance Corporation

OMB Number: 3064-0052

Office of the Comptroller of the Currency

OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2005

1
[GRAPHIC]	Please refer to page i,

Table of Contents, for

the required disclosure

of estimated burden.

Consolidated Reports of Condition and Income for

A Bank With Domestic Offices Only—FFIEC 041

(20030331)
Report at the close of business March 31, 2003	(RCRI 9999)

This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).	This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined In the instructions) must file FFIEC 031.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct

I, Foy B. Hester, Vice President & Controller
Name and Title of Officer Authorized to Sign Report
of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.	/s/ [illegible]

Director (Trustee)

/s/ Foy B. Hester	/s/ Michael E.S. McCarthy
Signature of Officer Authorized to Sign Report	Director (Trustee)

4/30/03 Date of Signature	/s/ [illegible] Director (Trustee)

Submission of Reports

Each bank must prepare its Reports of Condition and income either:	For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

(a) in electronic form and then file the computer data file directly with the banking agencies’ collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or	To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.
(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank’s computer data tile to EDS.

FDIC Certificate Number 2 6 7 3 2	Deutsche Bank National Trust Company
(RCRI 9050)	Legal Title of Bank (TEXT 9010)

Los Angeles
City (TEXT 9130)

CA 90071-3109
State Abbrev. (TEXT 9200) ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

March 2003 Calls Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 04 Page i
Consolidated Reports of Condition and Income for	2
A Bank With Domestic Offices Only

Table of Contents

Signature Page	Cover	Report of Condition
Contact Information	ii	Schedule RC – Balance Sheet	RC-1, 2
Report of Income		Schedule RC-A – Cash and Balances Due From Depository Institutions (to be completed only by select banks)	RC-3
Schedule RI - Income Statement	RI-1, 2, 3	Schedule RC-B – Securities	RC-3, 4, 5
Schedule RI-A - Changes in Equity Capital	RI-4	Schedule RC-C – Loans and Lease Financing
Schedule RI-B - Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses	RI-4, 5, 6	Receivables: Part I. Loans and Leases Part II. Loans to Small Businesses and	RC-6, 7
Schedule RI-E - Explanations	RI-6,7	Small Farms (to be completed for the
June report only; not included in the
forms for the September and
		December reports)	RC-7a, 7b
Schedule RC-D – Trading Assets and Liabilities
		(to be completed only by selected banks)	RC-8
		Schedule RC-E – Deposit Liabilities	RC-9, 10
		Schedule RC-F – Other Assets	RC-11
Disclosure of Estimated Burden		Schedule RC-G – Other Liabilities	RC-11
		Schedule RC-K – Quarterly Averages	RC-12
The estimated average burden associated with this information collection is 37 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:		Schedule RC-L – Derivatives and Off-Balance Sheet Items	RC-13, 14
		Schedule RC-M – Memoranda	RC-15
		Schedule RC-N – Past Due and Nonaccrual Loans, Leases and Other Assets	RC-16, 17
		Schedule RC-O – Other Data for Deposit Insurance and FICO Assessments	RC-18-19
		Schedule RC-R – Regulatory Capital	RC-20, 21, 22, 23
Secretary Board of Governors, of the Federal Reserve System Washington, D.C. 20551		Schedule RC-S – Servicing, Securitization, and Assets Sales Activities	RC-24, 25, 26

Legislative and Regulatory Analysis Division Office of the Comptroller of the Currency Washington, D.C. 20219		Schedule RC-T – Fiduciary and Related Services	RC-27, 28, 29

Assistant Executive Secretary Federal Deposit Insurance Corporation Washington, D.C. 20429		Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income	RC-30
Special Report (to be completed by all banks)

For information or assistance, National and State nonmember banks should contact the FDIC’s Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041
Contact Information Page	Page ii
3

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

Gary Vaughan	Foy Hester
Name (TEXT C366)	Name (TEXT C371)

Director	Vice President
Title (TEXT C367)	Title (TEXT C372)

gary.vaughn@db.com	foy.hester@db.com
E-mail Address (TEXT C368)	E-mail Address (TEXT C373)

(714) 247-6260	(212) 602-1764
Telephone: Area code/phone number/extension (TEXT C369)	Telephone: Area code/phone number/extension ( TEXT C374)

(714) 247-6016	(212) 797-0502
FAX: Area code/phone number (TEXT C370)	FAX: Area code/phone number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your depository institution’s Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and the Financial Crimes Enforcement Network (FinCEN) and will not be released to the public.

Primary Contact	Secondary Contact

Elizabeth Hughes	Mark Matthews
Name (TEXT C437)	Name (TEXT C442)

US Sanctions Compliance Officer	Compliance/Anti-Money Laundering Officer
Title (TEXT C438)	Title (TEXT C443)

elizabeth.hughes@db.com	mark.matthews@db.com
E-mail Address (TEXT C439)	E-mail Address (TEXT C444)

(212) 469-7208	(202) 626-7015
Telephone: Area code/phone number/extension (TEXT C440)	Telephone: Area code/phone number/extension (TEXT C445)

(212) 469-8602	(202) 626-7056
FAX: Area code/phone number (TEXT C441)	FAX: Area code/phone number (TEXT C446)

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041
Page RI-1
4

Consolidated Report of Income

for the period January 1, 2003 – March 31, 2003

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI-Income Statement

	Dollar Amounts in Thousands		RIAD	Bil	Mil	Thou

1. Interest Income:
a. Items 1.a.(1) through (6) are to be completed by all banks.
Interest and fee income on loans:

(1) Loans secured by real estate	4011	0					1.a.	(1)

(2) Commercial and industrial loans	4012	0					1.a.	(2)

(3) Loans to individuals for household, family, and other personal expenditures:

(a) Credit Cards	B485	0					1.a.	(3)(a)

(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)

	B486	0					1.a.	(3)(b)

(4) Loans to foreign governments and other official institutions .	4056	0					1.a.	(4)

(5) All other loans(1)	4058	0					1.a.	(5)

(6) Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5))			4010			0	1.a.	(6)

b. Income from lease financing receivables			4065			0	1.b.

c. Interest income on balances due from depository institutions(2)			4115			93	1.c.

d. Interest and dividend income on securities:
(1) U.S. Treasury securities and U.S. Government agency obligations excluding mortgage-backed securities)

			B488			231	1.d.	(1)

(2) Mortgage-backed securities			B489			0	1.d.	(2)

(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)			4060			40	1.d.	(3)

e. Interest income from trading assets			4069			0	1.e.

f. Interest income on federal funds sold and securities purchased under agreements to resell			4020			0	1.f.

g. Other interest income			4518			45	1.g.

h. Total interest income (sum of items 1.a.(6) through 1.g.)			4107			409	1.h.

(1)	Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Other loans.”

(2)	Includes interest income on time certificates of deposits not held for trading.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RI-2

Schedule RI-Continued	5

			Year-to-date

Dollar Amounts in Thousands			RIAD	Bil	Mil	Thou

2.	Interest expense
	a.	Interest on deposits:

		(1) Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	4508			0	2.a.(1)

		(2) Nontransaction accounts:

		(a) Savings deposits (includes MMDAs)	0093			0	2.a.(2)(a)

		(b) Time deposits of $100,000 or more	A517			0	2.a.(2)(b)

		(c) Time deposits of less than $100,000	A518			0	2.a.(2)(c)

	b.	Expense of federal funds purchased and securities sold under agreements to repurchase	4180			0	2.b.

	c.	Interest on trading liabilities and other borrowed money	4185			0	2.c.

	d.	Interest on subordinated notes and debentures	4200			0	2.d.

	e.	Total interest expense (sum of items 2.a through 2.d)	4073			0	2.e.

3.	Net interest income (item 1.h minus 2.e)						4074	409	3.

4.	Provision for loan and lease losses						4230	0	4.

5.	Noninterest income:

	a.	Income from fiduciary activities(1)	4070			10,661	5.a.

	b.	Service charges on deposit accounts	4080			0	5.b.

	c.	Trading revenue(2)	A220			0	5.c.

	d.	Investment banking, advisory, brokerage, and underwriting fees and commissions	B490			0	5.d.

	e.	Venture capital revenue	B491			0	5.e.

	f.	Net servicing fees	B492			0	5.f.

	g.	Net securitization income	B493			0	5.g.

	h.	(1) Insurance and reinsurance underwriting income	C386			0	5.h.(1)

		(2) Income from other insurance activities	C387			0	5.h.(2)

	i.	Net gains (losses) on sales of loans and leases	5416			0	5.i.

	j.	Net gains (losses) on sales of other real estate owned	5415			0	5.j.

	k.	Net gains (losses) on sales of other assets (excluding securities)	B496			16,704	5.k.

	l.	Other noninterest income*	B497			0	5.l.

	m.	Total noninterest income (sum of items 5.a through 5.l)					4079	27,365	5.m.

6.	a.	Realized gains (losses) on held-to-maturity securities					3521	0	6.a.

	b.	Realized gains (losses) on available-for-sale securities					3196	0	6.b.

7.	Noninterest expense:

	a.	Salaries and employee benefits .	4135			4,782	7.a.

	b.	Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	4217			1,145	7.b.

	c.	(1) Goodwill impairment losses	C216			0	7.c.(1)

		(2) Amortization expense and impairment losses for other intangible assets	C232			101	7.c.(2)

	d.	Other noninterest expense*	4092			4,696	7.d.

	e.	Total noninterest expense (sum of items 7.a through 7.d)					4093	10,724	7.e.

8.	Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)						4301	17,050	8.

9.	Applicable income taxes (on item 8)						4302	7,182	9.

10.	Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)						4300	9,868	10.

11.	Extraordinary items and other adjustments, net of income taxes*						4320	0	11.

12.	Net income (loss) (sum of items 10 and 11)						4340	9,868	12.

*	Describe on Schedule RI-E – Explanations
(1)	For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2)	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.

March 2003 Call Report	Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041
Page RI-3
6

Schedule RI-Continued Memoranda

		Year-to-date

Dollar Amounts in Thousands		RIAD	Bil	Mil	Thou

1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes		4513			0	M.1.

2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)		8431			0	M.2.

3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b above)		4313			0	M.3.

4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))		4507			0	M.4.

5. Number of full-time equivalent employees at end of current period (round to nearest whole number)		4150			201	M.5.

6. Memorandum item 6 is to be completed by: (1)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.

Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))		4024			N/A	M.6

7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition (2)		CC	YY	MM	DD

	9106		0000/00/00			M.7.

8.      Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):

		RIAD	Bil	Mil	Thou

a. Interest rate exposures		8757			N/A	M.8.a.

b. Foreign exchange exposures		8758			N/A	M.8.b.

c. Equity security and index exposures		8759			N/A	M.8.c.

d. Commodity and other exposures		8760			N/A	M.8.d.

9. To be completed by banks with $100 million or more in total assets: (1) Impact on income of derivatives held for purposes other than trading:

		RIAD	Bil	Mil	Thou

a. Net increase (decrease) to interest income		8761			0	M.9.a.

b. Net (increase) decrease to interest expense		8762			0	M.9.b.

c. Other (noninterest) allocations		8763			0	M.9.c.

10. To be completed by banks with $300 million or more in total assets: (1) Credit losses on derivatives (see instructions)		A251			N/A	M.10.

				RIAD	(Y/N)

11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year? (enter “Y” for YES or “N” for NO)				A530	N	M.11.

(1)	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

(2)	For example, a bank acquired on June 1, 2001, would report 20010601.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RI-4
7
Schedule RI-A – Changes in Equity Capital

Indicate decreases and losses in parentheses.	Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1.	Total equity capital most recently reported for the December 31, 2002, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	3217			108,440	1.

2.	Restatements due to corrections of material accounting errors and changes in accounting principles*	B507			0	2.

3.	Balance end of previous calendar year as restated (sum of items 1 and 2)	B508			108,440	3.

4.	Net income (loss) (must equal Schedule RI, item 12)	4340			9,868	4.

5.	Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	B509			0	5.

6.	Treasury stock transactions, net	B510			0	6.

7.	Changes incident to business combinations, net	4356			0	7.

8.	LESS: Cash dividends declared on preferred stock	4470			0	8.

9.	LESS: Cash dividends declared on common stock	4460			0	9.

10.	Other comprehensive income (1)	B511			(16)	10.

11.	Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)	4415			0	11.

12.	Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 28)	3210			118,292	12.

*	Describe on Schedule RI-E – Explanations.
(1)	Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains

(losses) on cash flow hedges, and changes in minimum pension liability adjustments.

Schedule RI-B – Charge-offs and Recoveries on Loans and Lease and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.			(Column A) Charge-offs(1)				(Column B) Recoveries

			Calendar year-to-date
Dollar Amounts in Thousands			RIAD	Bil	Mil	Thou	RIAD	Bil	Mil	Thou

1.	Loans secured by real estate:
	a.	Construction, land development, and other land loans	3582			0	3583				1.a.

	b.	Secured by farmland	3584			0	3585				1.b.

	c.	Secured by 1-4 family residential properties:
		(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	5411			0	5412			0	1.c.	(1)

		(2) Closed-end loans secured by 1-4 family residential properties
		(a) Secured by first liens	C234			0	C217			0	1.c.	(2)(a)

		(b) Secured by junior liens	C235			0	C218			0	1.c.	(2)(b)

	d.	Secured by multifamily (5 or more) residential properties	3588			0	3589			0	1.d.

	e.	Secured by nonfarm nonresidential properties	3590			0	3591			0	1.e.

2.	Loans to depository institutions and acceptances of other banks		4481			0	4482			0	2.

3.	Not applicable
4.	Commercial and industrial loans		4638			0	4608			0	4.

5.	Loans to individuals for household, family, and other personal expenditures:
	a.	Credit cards	B514			0	B515			0	5.a.

	b.	Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B516			0	B517			0	5.b.

6.	Loans to foreign governments and official institutions		4643			0	4627			0	6.

7.	All other loans(2)		4644			0	4628			0	7.

8.	Lease financing receivables		4266			0	4267			0	8.

9.	Total (sum of items 1 through 8)		4635			0	4605			0	9.

(1)	Include write-downs arising from transfers of loans to a held-for-sale account.
(2)	Includes charge-offs and recoveries on “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S,” and “Other loans.”

March 2003 Call Report    Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732

FFIEC 041

Page RI-5

8

Schedule RI-B – Continued

Part I. Continued

	(Column A) Charge-offs(1)				(Column B) Recoveries

	Calendar year-to-dategittn0br
Memoranda Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou	RIAD	Bil	Mil	Thou

1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in

Schedule RI-B, part I, items 4 and 7, above	5409			0	5410			0	M.1.

2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:(2) a. Loans secured by real estate to non-U.S. addressees

(domicile) (included in Schedule RI-B, part I, item 1, above)	4652			N/A	4662			N/A	M.2.a.

b. Loans to and acceptances of foreign banks (included in									.

Schedule RI-B, part I, item 2, above)	4654			N/A	4664			N/A	M.2.b

c. Commercial and industrial loans to non-U.S. addressees									.

(domicile) (included in Schedule RI-B, part I, item 4, above)	4646			N/A	4618			N/A	M.2.c

d. Lease financing receivables of non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 8, above)									.
	4659			N/A	4669			N/A	M.2.d

3. Memorandum item 3 is to be completed by:(2)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above
	4655			N/A	4665			N/A	M.3.

Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes

					Calendar year-to-date
					RIAD	Bil	Mil	Thou

4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)					C388			N/A	M.4.

(1)	Include write-downs arising from transfers of loans to a held-for-sale account.
(2)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1. Balance most recently reported for the December 31, 2002, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	B522	0			1.

2. Recoveries (must equal part I, item 9, column B above)	4605	0			2.

3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, Part II, item 4)	C079	0			3.

4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	5523	0			4.

5. Provision for loan and lease losses (must equal Schedule RI, item 4)	4230	0			5.

6. Adjustments* (see instructions for this schedule)	C233	0			6.

7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	3123	0			7.

*	Describe on Schedule RI-E – Explanations.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RI-6

9

Part II. Continued

Memoranda	Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above		C435			0	M.1.

Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes

2. Separate valuation allowance for uncollectible retail credit card fees and finance charges		C389			N/A	M.2.

3. Amount of allownace for loan and lease losses attributable to retail credit card fees and finance charges		C390			N/A	M.3.

Schedule RI-E – Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

				Year-to-date

			Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1.	Other noninterest income (from Schedule RI, item 5.1)

	Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:

	a.	Income and fees from the printing and sale of checks		C013			0	1.a.

	b.	Earnings on/increase in value of cash surrender value of life insurance		C014			0	1.b.

	c.	Income and fees from automated teller machines (ATMs)		C016			0	1.c.

	d.	Rent and other income from other real estate owned		4042			0	1.d.

	e.	Safe deposit box rent		C015			0	1.e.

	f.	TEXT 4461		4461			0	1.f.

	g.	TEXT 4462		4462			0	1.g.

	h.	TEXT 4463		4463			0	1.h.

2.	Other noninterest expense (from Schedule RI, item 7.d)

	Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:

	a.	Data processing expenses		C017			0	2.a.

	b.	Advertising and marketing expenses		0497			0	2.b.

	c.	Directors’ fees		4136			0	2.c.

	d.	Printing, stationery, and supplies		C018			0	2.d.

	e.	Postage		8403			0	2.e.

	f.	Legal fees and expenses		4141			0	2.f.

	g.	FDIC deposit insurance assessments		4146			0	2.g.

	h.	TEXT 4464	Interdepartmental Expenses	4464			2,103	2.h.

	i.	TEXT 4467	Agency Professional Expenses	4467			769	2.i.

	j.	TEXT 4468		4468			0	2.j.

March 2003 Call    Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732

FFIEC 041

Page RI-7

10

Schedule RI-E – Continued

			Year-to-date
Dollar Amounts in Thousands			RIAD	Bil	Mil	Thou

3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):

a. (1) TEXT 4469			4469			0	3.a.	(1)

(2) Applicable income tax effect	4486	0					3.a.	(2)

b. (1) TEXT 4487			4487			0	3.b.	(1)

(2) Applicable income tax effect	4488	0					3.b.	(2)

c. (1) TEXT 4489			4489			0	3.c.	(1)

(2) Applicable income tax effect	4491	0					3.c.	(2)

4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):

a. TEXT B526			B526			0	4.a

b. TEXT B527			B527			0	4.b.

5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):

a. TEXT 4498			4498			0	5.a.

b. TEXT 4499			4499			0	5.b.

6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):

a. TEXT 4521			4521			0	6.a.

b. TEXT 4522			4522			0	6.b.

7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significance items affecting the Report of Income):

Other explanations (Either enter text in the field below or skip and leave blank for “No comment”):

(TEXT 4769)

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-1

11

Consolidated Report of Condition for Insured Commercial

and State-Chartered Savings Banks for March 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated,

report the amount outstanding as of the last business day of the quarter.

Schedule RC – Balance Sheet

Dollar Amounts in Thousands			RCON	Bil	Mil	Thou

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):

a. Noninterest-bearing balances and currency and coin(1)			0081			310	1.a.

b. Interest-bearing balances(2)			0071			46,215	1.b.

2. Securities:

a. Held-to-maturity securities (from Schedule RC-B, column A)			1754			0	2.a.

b. Available-for-sale securities (from Schedule RC-B, column D)			1773			82,514	2.b.

3. Federal funds sold and securities purchased under agreements to resell:

a. Federal funds sold			B987			0	3.a.

b. Securities purchased under agreements to resell(3)			B989			0	3.b.

4. Loans and lease financing receivables (from Schedule RC-C):

a. Loans and leases held for sale			5369			0	4.a.

b. Loans and leases, net of unearned income	B528	0					4.b.

c. LESS: Allowance for loan and lease losses	3123	0					4.c.

d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			B529			0	4.d.

5. Trading assets (from Schedule RC-D)			3545			0	5.

6. Premises and fixed assets (including capitalized leases)			2145			3,862	6.

7. Other real estate owned (from Schedule RC-M)			2150			0	7.

8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)			2130			0	8.

9. Customers’ liability to this bank on acceptances outstanding			2155			0	9.

10. Intangible assets:

a. Goodwill			3163			0	10.a.

b. Other intangible assets (from Schedule RC-M)			0426			303	10.b.

11. Other assets (from Schedule RC-F)			2160			10,702	11.

12. Total assets (sum of items 1 through 11)			2170			143,906	12.

(1)	Includes cash items in process of collection and unposted debits.
(2)	Includes time certificates of deposit not held for trading.
(3)	Includes all securities resale agreements, regardless of maturity.

March 2003 Call Report	Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041
Page RC-2
12

Schedule RC – Continued

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

LIABILITIES
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	2200	0	13.a.

(1) Noninterest-bearing(1)	6631	0	13.a.(1)

(2) Interest-bearing	6636	0	13.a.(2)

b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:

a. Federal funds purchased(2)	B993	0	14.a.

b. Securities sold under agreements to repurchase(3)	B995	0	14.b.

15. Trading liabilities (from Schedule RC-D)	3548	0	15.

16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized

leases) (from Schedule RC-M)	3190	0	16.

17. Not applicable

18. Bank’s liability on acceptances executed and outstanding	2920	0	18.

19. Subordinated notes and debentures(4)	3200	0	19.

20. Other liabilities (from Schedule RC-G)	2930	25,614	20.

21. Total liabilities (sum of items 13 through 20)	2948	25,614	21.

22. Minority interest in consolidated subsidiaries	3000	0	22.

EQUITY CAPITAL

23. Perpetual preferred stock and related surplus	3838	0	23.

24. Common stock	3230	50,000	24.

25. Surplus (exclude all surplus related to preferred stock)	3839	50,000	25.

26. a. Retained earnings	3632	18,286	26.a.

b. Accumulated other comprehensive income(5)	B530	6	26.b.

27. Other equity capital components(6)	A130	0	27.

28. Total equity capital (sum of items 23 through 27)	3210	118,292	28.

29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)	3300	143,906	29.

Memorandum

To be reported with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2002

RCON	Number

6724	2	M.1.

1	=	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the	4	=	Directors’ examination of the bank conducted in accordance with generally required by state chartering authority) accepted auditing standards by a certified
2	=	bank Independent audit of the bank’s parent holding company conducted in accordance with generally accepted	5	=	public accounting firm (may be required by tate chartering authority) Directors’ examination of the bank performed by other
		auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)	6	=	external auditors (may be required by state chartering authority) Review of the bank’s financial statements by external
3	=	Attestation on bank management’s assertion on the effectiveness of the accounting firm bank’s internal	7	=	auditors Compilation of the bank’s financial statements by
		control over financial reporting by a certified public			external auditors
			8	=	Other audit procedures (excluding tax preparation work)
			9	=	No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”

(3) Includes all securities repurchase agreements, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-3 13

Schedule RC-A – Cash and Balances Due From Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

		Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1.	Cash items in process of collection, unposted debits, and currency and coin:

	a.	Cash items in process of collection and unposted debits	0020			N/A	1.a.

	b.	Currency and coin	0080			N/A	1.b.

2.	Balances due from depository institutions in the U.S:

	a.	U.S. branches and agencies of foreign banks	0083			N/A	2.a.

	b.	Other commercial banks in the U.S. and other depository institutions in the U.S	0085			N/A	2.b.

3.	Balances due from banks in foreign countries and foreign central banks:

	a.	Foreign branches of other U.S. banks	0073			N/A	3.a.

	b.	Other banks in foreign countries and foreign central banks	0074			N/A	3.b.

4.	Balances due from Federal Reserve Banks		0090			N/A	4.

5.	Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)		0010			N/A	5.

Schedule RC-B – Securities

Exclude assets held for trading.

	Held-to-Maturity								Available-for-sale

	(Column A) Amortized Cost				(Column B) Fair Value				(Column C) Amortized Cost				(Column D) Fair Value

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1. U.S. Treasury securities	0211			0	0213			0	1286			72,450	1287			72,456	1.

2. U.S. Government agency obligations (exclude mortgage-backed securities):

a. Issued by U.S. Government agencies(1)	1289			0	1290			0	1291			0	1293			0	2.a.

b. Issued by U.S. Government- sponsored agencies(2)	1294			0	1295			0	1297			0	1298			0	2.b.

3. Securities issued by states and political subdivisions in the U.S	8496			0	8497			0	8498			0	8499			0	3.

(1)	Includes Small Business Administration “Guaranteed Loan Pool Certificates,” U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(2)	Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041
Page RC-4
14

Schedule RC-B – Continued

			Held-to-Maturity								Available-for-sale

			(Column A) Amortized Cost				(Column B) Fair Value				(Column C) Amortized Cost				(Column D) Fair Value

Dollar Amounts in Thousands			RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

4.	Mortgage-backed securities (MBS):
	a.	Pass-through securities:

		(1) Guaranteed by GNMA	1698			0	1699			0	1701			0	1702			0	4.a.(1)

		(2) Issued by FNMA and FHLMC	1703			0	1705			0	1706			0	1707			0	4.a.(2)

		(3) Other pass-through securities	1709			0	1710			0	1711			0	1713			0	4.a.(3)

	b.	Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):

		(1) Issued or guaranteed by FNMA, FHLMC, or GNMA	1714			0	1715			0	1716			0	1717			0	4.b.(1)

		(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	1718			0	1719			0	1731			0	1732			0	4.b.(2)

		(3) All other mortgage- backed securities	1733			0	1734			0	1735			0	1736			0	4.b.(3)

5.	Asset-backed securities (ABS):

	a.	Credit card receivables	B838			0	B839			0	B840			0	B841			0	5.a.

	b.	Home equity lines	B842			0	B843			0	B844			0	B845			0	5.b.

	c.	Automobile loans	B846			0	B847			0	B848			0	B849			0	5.c.

	d.	Other consumer loans	B850			0	B851			0	B852			0	B853			0	5.d.

	e.	Commercial and industrial loans	B854			0	B855			0	B856			0	B857			0	5.e.

	f.	Other	B858			0	B859			0	B860			0	B861			0	5.f.

6.	Other debt securities:

	a.	Other domestic debt securities	1737			0	1738			0	1739			0	1741			0	6.a.

	b.	Foreign debt securities	1742			0	1743			0	1744			10,054	1746			10,058	6.b.

7.	Investments in mutual funds and other equity securities with readily determinable fair values(1)										A510			0	A511			0	7.

8.	Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC,item 2.b)		1754			0	1771			0	1772			82,504	1773			82,514	8.

(1)	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company - Certificate Number 26732	FFIEC 041 Page RC-5

15

Schedule RC-B - Continued

Memoranda

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou
1. Pledged securities (1)	0416			599	M.1.

2. Maturity and repricing data for debt securities (1), (2) (excluding those in nonaccrual status):

a.      Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3), (4)

(1) Three months or less	A549			73,540	M.2.a.	(1)

(2) Over three months through 12 months	A550			8,974	M.2.a.	(2)

(3) Over one year through three years	A551			0	M.2.a.	(3)

(4) Over three years through five years	A552			0	M.2.a.	(4)

(5) Over five years through 15 years	A553			0	M.2.a.	(5)

(6) Over 15 years	A554			0

b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3), (5)

(1) Three months or less	A555			0	M.2.b.	(1)

(2) Over three months through 12 months	A556			0	M.2.b.	(2)

(3) Over one year through three years	A557			0	M.2.b.	(3)

(4) Over three years through five years	A558			0	M.2.b.	(4)

(5) Over five years through 15 years	A559			0	M.2.b.	(5)

(6) Over 15 years	A560			0	M.2.b.	(6)

c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
(1) Three years or less	A561			0	M.2.c.	(1)

(2) Over three years	A562			0	M.2.c.	(2)

d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	A248			82,514	M.2.d.

3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	1778			0	M.3.

4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):

a. Amortized cost	8782			0	M.4.a.

b. Fair value	8783				M.4.b.

(1)	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2)	Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3)	Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5)	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6)	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-6 16

Schedule RC-C—Loans and Lease Financing Receivables

Part 1. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report

(1) loans and leases held for sale at the lower of cost or market value
and

(2) loans and leases held for investment, net of unearned income.

Exclude assets held for trading and commercial paper.

	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets(1)				(Column B) To Be Completed by All Banks

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1. Loans secured by real estate:

a. Construction, land development, and other land loans					1415			0	1.a.

b. Secured by farmland (including farm residential and other improvements)					1420			0	1.b.

c. Secured by 1-4 family residential properties:

(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit					1797			0	1.c.(1)

(2) Closed-end loans secured by 1-4 family residential properties:

(a) Secured by first liens					5367			0	1.c.(2)(a)

(b) Secured by junior liens					5368			0	1.c.(2)(b)

d. Secured by multifamily (5 or more) residential properties					1460			0	1.d.

e. Secured by nonfarm nonresidential properties					1480			0	1.e.

2. Loans to depository institutions and acceptances of other banks					1288			0	2.

a. To commercial banks in the U.S.:

(1) To U.S. branches and agencies of foreign banks	B532			N/A					2.a.(1)

(2) To other commercial banks in the U.S	B533			N/A					2.a.(2)

b. To other depository institutions in the U.S	B534			N/A					2.b.

c. To banks in foreign countries:

(1) To foreign branches of other U.S. banks	B536			N/A					2.c.(1)

(2) To other banks in foreign countries	B537			N/A					2.c.(2)

3. Loans to finance agricultural production and other loans to farmers					1590			0	3.

4. Commercial and industrial loans					1766			0	4.

a. To U.S. addressees (domicile)	1763			N/A					4.a.

b. To non-U.S. addressees (domicile)	1764			N/A					4.b.

5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):

a. Credit cards					B538			0	6.a.

b. Other revolving credit plans					B539			0	6.b.

c. Other consumer loans (includes single payment, installment, and all student loans)					2011			0	6.c.

7. Loans to foreign governments and official institutions (including foreign central banks)					2081			0	7.

8. Obligations (other than securities and leases) of states and political subdivisions in the U.S					2107			0	8.

9. Other loans					1563			0	9.

a. Loans for purchasing or carrying securities (secured and unsecured)	1545			N/A					9.a.

b. All other loans (exclude consumer loans)	1564			N/A					9.b.

10. Lease financing receivables (net of unearned income)					2165			0	10.

a. Of U.S. addressees (domicile)	2182			N/A					10.a.

b. Of non-U.S. addressees (domicile)	2183			N/A					10.b.

11. LESS: Any unearned income on loans reflected in items 1-9 above					2123			0	11.

12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)					2122			0	12.

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2002, Report of Condition.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-7

17

Schedule RC-C – Continued

Part I. Continued

Memoranda

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1.      Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family, and other personal expenditures)

	1616			0	M.1.

2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):

a.      Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:(1),(2)

(1) Three months or less	A564			0	M.2.a.(1)

(2) Over three months through 12 months	A565			0	M.2.a.(2)

(3) Over one year through three years	A566			0	M.2.a.(3)

(4) Over three years through five years	A567			0	M.2.a.(4)

(5) Over five years through 15 years	A568			0	M.2.a.(5)

(6) Over 15 years	A569			0	M.2.a.(6)

b.      All loans and leases (reported in Schedule RC-C, part I, items 1 throught 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (1),(3)

(1) Three months or less	A570			0	M.2.b.(1)

(2) Over three months through 12 months	A571			0	M.2.b.(2)

(3) Over one year through three years	A572			0	M.2.b.(3)

(4) Over three years through five years	A573			0	M.2.b.(4)

(5) Over five years through 15 years	A574			0	M.2.b.(5)

(6) Over 15 years	A575			0	M.2.b.(6)

c. Loans and leases (reported in Schedule RC-C, part l, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)

	A247			0	M.2.c.

3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B(4)

	2746			0	M.3.

4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)

	5370			0	M.4.

5.      To be completed by banks with $300 million or more in total assets: (5)

Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part 1, items 1.a through 1.e, column B)

	B837			N/A

Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes

6. Outstanding credit card fees and finance charges included in Schedule RC-C, part 1, item 6.a	C391			N/A	M.6.

(1)	Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3)	Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10. column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4)	Exclude loans secured by real estate that are included in Schedule RC-C, part 1, items 1.a through 1.e, column B.
(5)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2002, Report of Condition.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-7a 17a

Schedule RC-C – Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4(1), have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “N” in the box to the right for NO, otherwise mark it “Y” for YES)

RCON	(Y/N)

6999	N/A	1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.

If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2.	Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:		Number of Loans

	a.	“Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, item 1.e, (Note: Item 1.e divided by the number of loans should NOT exceed $100,000.)

			5562	N/A	2.a.

	b.	“Commercial and industrial loans” reported in Schedule RC-C, part I, item 4(1). (Note: Item 4(1), divided by the number of loans should NOT exceed $100,000.)

			5563	N/A	2.b.

Dollar Amounts in Thousands			(Column A) Number of Loans		(Column B) Amount Currently Outstanding

			RCON		RCON	Bil	Mil	Thou

3.		Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part 1, item 1.e (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part 1, item 1.e):

	a.	With original amounts of $100,000 or less	5564	N/A	5565			N/A	3.a.

	b.	With original amounts of more than $100,000 through $250,000	5566	N/A	5567			N/A	3.b.

	c.	With original amounts of more than $250,000 through $1,000,000	5568	N/A	5569			N/A	3.c.

4.		Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part1, item 4(1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4(1)):

	a.	With original amounts of $100,000 or less	5570	N/A	5571			N/A	4.a.

	b.	With original amounts of more than $100,000 through $250,000	5572	N/A	5573			N/A	4.b.

	c.	With original amounts of more than $250,000 through $1,000,000	5574	N/A	5575			N/A	4.c.

(1)	Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041
Page RC-7b

17b
Schedule RC-C – Continued

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “N” in the box to the right for NO, otherwise mark it “Y” for YES)

RCON	(Y/N)

6860	N/A	5.

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.

If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

	Number of Loans

6. Report the total number of loans currently outstanding for each of the Number of Loans following Schedule RC-C, part I, loan categories:
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b,
	RCON
(Note: Item 1.b, divided by the number of loans should NOT exceed $100,000.)	5576	N/A	6.a.

b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	5577	N/A	6.b.

	(Column A)		(Column B)
Dollar Amounts in Thousands	Number of Loans		Amount Currently Outstanding
	RCON		RCON	Bil	Mil	Thou

7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):

a. With original amounts of $100,000 or less	5578	N/A	5579			N/A	7.a.

b. With original amounts of more than $100,000 through $250,000	5580	N/A	5581			N/A	7.b.

c. With original amounts of more than $250,000 through $500,000	5582	N/A	5583			N/A	7.c.

8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I. item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):

a. With original amounts of $100,000 or less	5584	N/A	5585			N/A	8.a.

b. With original amounts of more than $100,000 through $250,000	5586	N/A	5587			N/A	8.b.

c. With original amounts of more than $250,000 through $500,000	5588	N/A	5589			N/A	8.c.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732					FFIEC 041 Page RC-8

					18
Schedule RC-D – Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, Item 7) of $2 million or more for any quarter of the preceding calendar year.

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

ASSETS

1. U.S. Treasury securities	3531			N/A	1.

2. U.S. Government agency obligations (exclude mortgage-backed securities)	3532			N/A	2.

3. Securities issued by states and political subdivisions in the U.S	3533			N/A	3.

4. Mortgage-backed securities (MBS):

a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	3534			N/A	4.a.

b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	3535			N/A	4.b.

c. All other mortgage-backed securities	3536			N/A	4.c.

5. Other debt securities	3537			N/A	5.

6. —8. Not applicable

9. Other trading assets	3541			N/A	9.

10. Not applicable

11. Revaluation gains on derivative contracts	3543			N/A	11.

12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	3545			N/A	12.

LIABILITIES	RCON	Bil	Mil	Thou

13. Liability for short positions	3546			N/A	13.

14. Revaluation losses on derivative contracts	3547			N/A	14.

15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)	3548			N/A	15.

March 2003 Call Report Printed 4/30/2003 - Deutsche Bank National Trust Company - Certificate Number 26732	FFIEC 041 Page RC-9
Schedule RC-E - Deposit Liabilities	19

		Transaction Accounts								Nontransaction Accounts
		(Column A) Total transaction accounts (including total demand deposits)				(Column B) Memo: Total demand deposits (included in column A)				(Column C) Total nontransaction accounts (including, MMDAs)
	Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

Deposits of:
1.	Individuals, partnerships, and corporations (include all certified and official checks)	B549			0					B550			0	1.

2.	U.S. Government	2202			0					2520			0	2.

3.	States and political subdivisions in the U.S	2203			0					2530			0	3.

4.	Commercial banks and other depository institutions in the U.S	B551			0					B552			0	4.

5.	Banks in foreign countries	2213			0					2236			0	5.

6.	Foreign governments and official institutions (including foreign central banks)	2216			0					2377			0	6.

7.	Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	2215			0	2210			0	2210			0	7.

Memoranda

	Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1.	Selected components of total deposits (i.e., sum of item 7, columns A and C):
	a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	6835			0	M.1.a.

	b. Total brokered deposits	2365				M.1.b.

	c. Fully insured brokered deposits (included in Memorandum item 1.b above):
	(1) Issued in denominations of less than $100,000	2343			0	M.1.c.	(1)

	(2) Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000 and participated out by the broker in shares of $100,000 or less	2344			0	M.1.c.	(2)

	d. Maturity data for brokered deposits:
	(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	A243			0	M.1.d.	(1)

	(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	A244			0	M.1.d.	(2)

	e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	5590			N/A	M.1.e.

2.	Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
	a. Savings deposits:
	(1) Money market .deposit accounts (MMDAs)	6810			0	M.2.a.	(1)

	(2) Other savings deposits (excludes MMDAs)	0352			0	M.2.a.	(2)

	b. Total time deposits of less than $100,000	6648			0	M.2.b.

	c. Total time deposits of $100,000 or more	2604			0	M.2.c.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-10
Schedule RC-E – Continued	20

Memoranda (continued)

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

3. Maturity and repricing data for time deposits of less than $100,000:
a. Time deposits of less than $100,000 with a remaining maturity of next repricing date of:(1),(2)

(1) Three months or less	A579			0	M.3.a.	(1)

(2) Over three months through 12 months	A580			0	M.3.a.	(2)

(3) Over one year through three years	A581			0	M.3.a.	(3)

(4) Over three years	A582			0	M.3.a.	(4)

b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)(3)	A241			0	M.3.b.

4. Maturity and repricing data for time deposits of $100,000 or more:

a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:(1),(4)

(1) Three months or less	A584			0	M.4.a.	(1)

(2) Over three months through 12 months	A585			0	M.4.a.	(2)

(3) Over one year through three years	A586			0	M.4.a.	(3)

(4) Over three	A587			0	M.4.a.	(4)

b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or (included in Memorandum items 4.a.(1) and 4.a.(2) above)(3)	A242			0	M.4.b.

(1)	Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2)	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3)	Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4)	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RI-11 21

Schedule RC-F – Other Assets

Dollar Amounts in Thousands					RCON	Bil	Mil	Thou

1.	Accrued interest receivable(1)				B556			259	1.

2.	Net deferred tax assets(2)				2148			3,530	2.

3.	Interest-only strips receivable (not in form of a security)(3) on:

	a.	Mortgage loans			A519			0	3.a.

	b.	Other financial assets			A520			0	3.b.

4.	Equity securities that DO NOT have readily determinable fair values(4)				1752			3,000	4.

5.	All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)				2168			3,913	5.

	a.	Prepaid expenses	2166	0

	b.	Cash surrender value of life insurance	C009	0					5.b.

	c.	Repossessed personal property (including vehicles)	1578	0					5.c.

	d.	Derivatives with a positive fair value held for purposes other than trading	C010	0					5.d.

	e.	Retained interests in accrued interest receivable related to securitized credit cards	C436	0					5.e.

		TEXT 3549

	f.	Accounts Receivable	3549	3,912					5.f.

		TEXT 3550

	g.		3550	0					5.g.

		TEXT 3551

	h.		3551	0					5.h.

6.	Total (sum of items 1 through 5) (must equal Schedule RC, item 11)				2160			10,702	6.

Schedule RC-G – Other Liabilities

Dollar Amounts in Thousands					RCON	Bil	Mil	Thou

1.	a.	Interest accrued and unpaid on deposits(5)			3645			0	1.a

	b.	Other expenses accrued and unpaid (includes accrued income taxes payable)			3646			14,993	1.b.

2.	Net deferred tax liabilities(2)				3049			0	2.

3.	Allowance for credit losses on off balance sheet credit exposures				B557			0	3.

4.	All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)				2938			10,621	4.

	a.	Accounts payable	3066	0					4.a.

	b.	Deferred compensation liabilities	C011	0					4.b.

	c.	Dividends declared but not yet payable	2932	0					4.c.

	d.	Derivatives with a negative fair value held for purposes other than trading	C012	0					4.d.

		TEXT 3552

	e.	Intercompany Accounts Payable	3552	10,418					4.e.

		TEXT 3553

	f.		3553	0					4.f.

		TEXT 3554

	g.		3554	0					4.g.

5.	Total (sum of items 1 through 4) (must equal Schedule RC, item 20)				2930			25,614	5.

(1)	Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2)	See discussion of deferred income taxes in Glossary entry on “income taxes.”
(3)	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4)	Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.
(5)	For savings banks; include “dividends” accrued and unpaid on deposits.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-12
Schedule RC-K – Quarterly Averages(1)	22

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

ASSETS

1. Interest-bearing balances due from depository institutions	3381			30,536	1.

2. U.S. Treasury securities and U.S. Government agency obligations(2) (excluding mortgage backed securities)	B558			72,398	2.

3. Mortgage-backed securities(2)	8559			0	3.

4. All other securities(2),(3) (includes securities issued by states and political subdivisions in the U.S	B560			10,126	4.

5. Federal funds sold and securities purchased under agreements to resell	3365			0	5.

6. Items 6.a. through 6.d.(2) are to be completed by all banks. Loans:

(a) Total loans	3360			0	6.a.

(b) Loans secured by real estate	3385			0	6.b.

(c) Commercial and industrial loans	3387			0	6.c.

(d) Loans to individuals for household, family, and other personal expenditures:

(1) Creditcards	B561			0	6.d.(1)

(2) Other(includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B562			0	6.d.(2)

7. To be completed by banks with $100 million or more in total assets(4): Trading assets	3401			0	7.

8. Lease and financing receivables (net of unearned income)	3484			0	8.

9. Total assets(5)	3368			133,959	9.

LIABILITIES

10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	3485			0	10.

11. Nontransaction accounts:

a. Savings deposits (includes MMDAs)	B563			0	11.a.

b. Time deposits of $100,000 or more	A514			0	11.b.

c. Time deposits of less than $100,000	A529			0	11.c.

12. Federal funds purchased and securities sold under agreements to repurchase	3353			0	12.

13. To be completed by banks with $100 million or more in total assets: (4) Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	3355			0	13.

Memorandum

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Memorandum item 1 is to be completed by. (4)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part l, item 3) exceeding five percent of total loans.

Loans to finance agricultural production and other loans to farmers	3386			N/A	M.1.

(1)	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2)	Quarterly averages for all debt securities should be based on amortized cost
(3)	Quarterly averages for all equity securities should be based on historical cost
(4)	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.
(5)	The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-13 23
Schedule RC-L – Derivatives and Off Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RGL are regarded as volume indicators and not necessarily as measures of risk.

	Dollar Amounts in Thousands				RCON	Bil	Mil	Thou

1.	Unused commitments:

	a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines				3814			0	1.a.

	b. Credit card lines				3815			0	1.b.

	c. Commercial real estate, construction, and land development:

	(1) Commitments to fund loans secured by real estate				3816			0	1.c.(1)

	(2) Commitments to fund loans not secured by real estate				6550			0	1.c.(2)

	d. Securities underwriting				3817			0	1.d

	e. Other unused commitments				3818			0	1.e.

2.	Financial standby letters of credit				3819			0	2.

	a. Amount of financial standby letters of credit conveyed to others		3820	0					2.a.

3.	Performance standby letters of credit				3821			0	3.

	a. Amount of performance standby letters of credit conveyed to others		3822	0					3.a.

4.	Commercial and similar letters of credit				3411			0	4.

5.	To be completed by banks with $100 million or more in total assets:(1)

	Participations in acceptances (as described in the instructions) conveyed to others by the reporting bank				3428			0	5.

6.	Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)				3433			128,152	6.

7.	Credit derivatives:

	a. Notional amount of credit derivatives on which the reporting bank is the guarantor				A534			0	7.a.

	(1) Gross positive fair value				C219			0	7.a.(1)

	(2) Gross negative fair value				C220			0	7.a.(2)

	b. Notional amount of credit derivatives on which the reporting bank is the beneficiary				A535			0	7.b.

	(1) Gross positive fair value				C221			0	7.b.(1)

	(2) Gross negative fair value				C222			0	7.b.(2)

8.	Spot foreign exchange contracts				8765			0	8.

9.	All other off balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, “Total equity capital”)				3430			0	9.

	a.	Securities borrowed	3432	0					9.a.

	b.	Commitments to purchase when-issued securities	3434	0					9.b.

	c.	TEXT 3555	3555	0					9.c.

	d.	TEXT 3556	3556	0					9.d.

	e.	TEXT 3557	3557	0					9.e.

10.	All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, “Total equity capital”)				5591			0	10.

	a.	Commitments to sell when-issued securities	3435	0					10.a.

	b.	TEXT 5592	5592	0					10.b.

	c.	TEXT 5593	5593	0					10.c.

	d.	TEXT 5594	5594	0					10.d.

	e.	TEXT 5595	5595	0					10.e.

(1)	The $100 million asset size test is generally based on total assets reported in the June 30. 2002, Report of Condition.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041
Page RC-13
Schedule RC-L – Continued	24

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RGL are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

11. Year-to-date merchant credit card sales volume:

a. Sales for which the reporting bank is the acquiring bank	C223				0	11.a.

b. Sales for which the reporting bank is the agent bank with risk	C224				0	11.b.

	(Column A)				(Column B)				(Column C)				(Column D)
Dollar Amounts in Thousands	Interest Rate Contracts				Foreign Exchange Contracts				Equity Derivative Contracts				Commodity and Other Contracts

Derivatives Position Indicators	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou

12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a. through 12.e must equal sum of items 13 and 14):

		RCON	8693			RCON	8694			RCON	8695			RCON	8696

a. Futures contracts				0				0				0				0	12.a.

		RCON	8697			RCON	8698			RCON	8699			RCON	8700

b. Forward contracts				0				0				0				0	12.b.

c. Exchange-traded option contracts:		RCON	8701			RCON	8702			RCON	8703			RCON	8704

(1) Written options				0				0				0				0	12.c.	(1)

		RCON	8705			RCON	8706			RCON	8707			RCON	8708

(2) Purchased options				0				0				0				0	12.c.	(2)

d. Over-the-counter option contracts:		RCON	8709			RCON	8710			RCON	8711			RCON	8712

(1) Written options				0				0				0				0	12.d.	(1)

		RCON	8713			RCON	8714			RCON	8715			RCON	8716

(2) Purchased options				0				0				0				0	12.d.	(2)

		RCON	3450			RCON	3826			RCON	8719			RCON	8720

e. Swaps				0				0				0				0	12.e.

13. Total gross notional amount of derivative contracts held for trading		RCON	A126			RCON	A127			RCON	8723			RCON	8724

				0				0				0				0	13.

14. Total gross notional amount of derivative contract held for purposes other than trading		RCON	8725			RCON	8726			RCON	8727			RCON	8728

				0				0				0				0	14.

a. Interest rate swaps where the bank has agreed to pay a fixed rate		RCON	A589

				0													14.a.

15. To be completed by all banks:

Gross fair values:

a. Contracts held for trading:		RCON	8733			RCON	8734			RCON	8735			RCON	8736

(1) Gross positive fair value				0				0				0				0	15.a.	(1)

		RCON	8737			RCON	8738			RCON	8739			RCON	8740

(2) Gross negative fair value				0				0				0				0	15.a.	(2)

b. Contracts held for purposes other than trading:		RCON	8741			RCON	8742			RCON	8743			RCON	8744

(1) Gross positive fair value				0				0				0				0	15.b.	(1)

		RCON	8745			RCON	8746			RCON	8747			RCON	8748

(2) Gross negative fair value				0				0				0				0	15.b.	(2)

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-15

Schedule RC-M – Memoranda	25

Dollar Amounts in Thousands			RCON	Bil	Mil	Thou

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:

a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests			6164			0		1.a.

b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations

		Number

	6165	0						1.b.

2. Intangible assets other than goodwill:
a. Mortgage servicing assets			3164			0		2.a.

(1) Estimated fair value of mortgage servicing assets	A590	0

b. Purchased credit card relationships and nonmortgage servicing assets			B026			303		2.b.

c. All other identifiable intangible assets			5507			0		2.c.

d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, Item 10.b)			0426			303		2.d.

3. Other real estate owned:

a. Direct and indirect investments in real estate ventures			5372			0		3.a.

b. All other real estate owned: 5507 02.d.

(1) Construction, land development, and other land			5508			0		3.b.(1)

(2) Farmland			5509			0		3.b.(2)

(3) 1-4 family residential properties			5510			0		3.b.(3)

(4) Multifamily (5 or more) residential properties			5511			0		3.b.(4)

(5) Nonfarm nonresidential properties			5512			0		3.b.(5)

c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)			2150			0		3.c.

4. Investments in unconsolidated subsidiaries and associated companies:

a. Direct and indirect investments in real estate ventures			5374			0		4.a.

b. All other investments in unconsolidated subsidiaries and associated companies			5375			0		4.b.

c. Total (sum of items 4.a and 4.b) (must equal Schedule-RC, item 8)			2130			0		4.c.

5. Other borrowed money:
a. Federal Home Loan Bank advances:

(1)With a remaining maturity of one year or less(1)			2651			0		5.a.(1)

(2)With a remaining maturity of more than one year through three years			B565			0		5.a(2)

(3)With a remaining maturity of more than three years			B566			0		5.a.(3)

b. Other borrowings:

(1)With a remaining maturity of one year or less			B571			0		5.b.(1)

(2)With a remaining maturity of more than one year through three years			B567			0		5.b.(2)

(3)With a remaining maturity of more than three years			B568			0		5.b.(3)

c. Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16)			3190			0		5.c.

6. Does the reporting bank sell private label or third party mutual funds and annuities?					RCON	(Y/N	)

Enter “Y” for YES or “N” for NO					B569	N		6.

			RCON	Bil	Mil	Thou

7. Assets under the reporting bank’s management in proprietary mutual funds and annuities			B570			0		7.

8. Primary Internet Web site address of the bank (home page), if any (Example: www.examplebank.com)
(TEXT 4087) http:// www.deutsche-bank.com								8.

9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?					RCON	(Y/N)

					4088	N		9.

(1)	Includes overnight Federal Home Loan Bank advances.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-16
26
Schedule RC-N – Past Due and Nonaccrual Loans, Leases, and Other Assets

	(Column A) Nonaccrual Past Due 30 through 89 days and still accruing				(Column B) Past due 90 days or more and still accruing				(Column C) Nonaccrual

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1. Loans secured by real estate:
a. Construction, land development, and other land loans	2759			0	2769			0	3492			0	1.a.

b. Secured by farmland	3493			0	3494			0	3495			0	1.b.

c. Secured by 1-4 family residential properties:

(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	5398			0	5399			0	5400			0	1.c.(1)

(2) Closed-end loans secured by 1-4 family residential properties;

(a) Secured by first liens	C236			0	C237			0	C229			0	1.c.(2)(a)

(b) Secured by junior liens	C238			0	C239			0	C230			0	1.c.(2)(b)

d. Secured by multifamily (5 or more) residential properties	3499			0	3500			0	3501			0	1.d.

e. Secured by nonfarm nonresidential properties	3502			0	3503			0	3504			0	1.e.

2. Loans to depository institutions and acceptances of other banks	B834			0	B835			0	B836			0	2.

3. Not applicable

4. Commercial and industrial loans	1606			0	1607			0	1608			0	4.

5. Loans to individuals for household, family, and other personal expenditures:

a. Credit cards	B575			0	B576			0	B577			0	5.a.

b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B578			0	B579			0	B580			0	5.b.

6. Loans to foreign governments and official institutions	5389			0	5390			0	5391			0	6.

7. All other loans(1)	5459			0	5460			0	5461			0	7.

8. Lease financing receivables	1226			0	1227			0	1228			0	8.

9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	3505			0	3506			0	3507			0	9.

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government	5612			0	5613			0	5614			0	10.

a. Guaranteed portion of loans and leases included in item 10 above	5615			0	5616			0	5617			0	10.a.

(1)	Includes past due and nonaccrual “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Other loans.”

28

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-17

27

Schedule RC-N – Continued

Memoranda			(Column A) Past Due 30 through 89 days and still accruing				(Column B) Past due 90 days or more and still accruing				(Column C) Nonaccrual

		Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1.	Restructured loans and leases included in Schedule RC- N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1)		1658			0	1659			0	1661			0	M.1.

2.	Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above		6558			0	6559			0	6560			0	M.2.

3.	Memorandum items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets: (1)

	a.	Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	1248			N/A	1249			N/A	1250			N/A	M.3.a

	b.	Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	5380			N/A	5381			N/A	5382			N/A	M.3.b

	c.	Commercial and industrial loans to non-U.S. Schedule RC-N, item 4, above)	1254			N/A	1255			N/A	1256			N/A	M.3.c.

	d.	Lease financing receivables of non-U.S. addressees (domicile) (included in Schedule RC-N, item 8, above)	1271			N/A	1272			N/A	1791			N/A	M.3.d.

4.	Memorandum item 4 is to be completed by: (1)
	•	banks with $300 million or more in total assets
	•	banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers N/A (Schedule RGC, part l, item 3) exceeding five percent of total loans:

		Loans to finance agricultural production and other loans to farmers (included in N/A Schedule RC-N, item 7, above)	1594			N/A	1597			N/A	1583				N/A M.4.

5.	Loans and leases held for sale (included in Schedule RC-N, items 1 through 8 above)		C240			0	C241			0	C226				0 M.5.

6.	Memorandum item 6 is to be completed by banks with $300 million or more In total assets: (1) Interest rate, foreign exchange rate, and other commodity and equity contracts:

	(Column A) Past Due 30 through 89 equity contracts:				(Column B) Past due 90 days or more

	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

Fair value of amounts carried as assets	3529			N/A	3530			N/A	M.6.

(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

Person to whom questions about the Reports of Condition and Income should be directed:

Foy B. Hester Vice President and Controller Name and Title (TEXT 8901)

foy.hester@db.com

E-mail Address (TEXT 4086)

(212) 602-1764                                                                                                       (212) 797-0502

Telephone: Area code/phone number/extension (TEXT 8902)                         FAX: Area code/phone number (TEXT 9116)

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-18 28
Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Unposted debits (see instructions):

a. Actual amount of all unposted debits	0030			0	1.a.

OR
b. Separate amount of unposted debits:

(1) Actual amount of unposted debits to demand deposits	0031			0	1.b.(1)

(2) Actual amount of unposted debits to time and savings deposits(1)	0032			0	1.b.(2)

2. Unposted credits (see instructions):

a. Actual amount of all unposted credits	3510			0	2.a.

OR
b. Separate amount of unposted credits:

(1) Actual amount of unposted credits to demand deposits	3512			0	2.b.(1)

(2) Actual amount of unposted credits to time and savings deposits(1)	3514			0	2.b.(2)

3. Uninvested trust funds (cash) held in bank’s own trust department (not included in total deposits)	3520			0	3.

4. Deposits of consolidated subsidiaries (not included in total deposits):

a. Demand deposits of consolidated subsidiaries	2211			0	4.a.

b. Time and savings deposits(1) of consolidated subsidiaries	2351			0	4.b.

c. Interest accrued and unpaid on deposits of consolidated subsidiaries	5514			0	4.c.

5. Not applicable

6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:

a. Amount reflected in demand deposits (included in Schedule RC-E, item 7, column B)	2314			0	6.a.

b. Amount reflected in time and savings deposits(1) (included In Schedule RC-E, item 7, column A or C, but not column B)	2315			0	6.b.

7. Unamortized premiums and discounts on time and savings deposits:(1),(2)

a. Unamortized premiums	5516			0	7.a.

b. Unamortized discounts	5517			0	7.b.

8. To be completed by banks with “Oakar deposits.”

a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:

(1) Total deposits purchased or acquired from other FDIC-insured institutions during the quarter	A531			N/A	8.a.(1)

(2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits attributable to BIF)

	A532			N/A	8.a.(2)

b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter	A533			N/A	8.b.

9. Deposits in lifeline accounts	5596				9.

10. Benefit-responsive “Deposoiitory Institution Investment Contracts” (included in total deposits)	8432			0	10.

(1)	For FDIC insurance and FICO assessment purposes, “time and savings deposits” consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)	Exclude core deposit intangibles.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-19

Schedule RC-O – Continued	29

			Dollar Amounts in Thousands				RCON	Bil	Mil	Thou

11.	Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:

	a.	Amount by which demand deposits would be reduced if the reporting bank’s reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had been reported on a net basis					8785			0	11.a

	b.	Amount by which demand deposits would be increased if the reporting bank’s reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported on a gross basis					A181			0	11.b.

	c.	Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank’s net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions in Schedule RC-E					Al82			0	11.c.

12.	Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):						A527			0	12.a.

	a.	Amount of assets netted against demand deposits

	b.	Amount of assets netted against time and savings deposits					A528			0	12.b.

Memoranda (to be completed each quarter except as noted)

			Dollar Amounts in Thousands				RCON	Bil	Mil	Thou

1.	Total deposits of the bank (sum of Memorandum items1.a.(1) and1.b.(1) must equal Schedule RC, item 13.a):
	a.	Deposit accounts of $100,000 or less:(1)

		(1)	Amount of deposit accounts of $100,000 or less				2702			0	M.1.a.	(1)

		(2)	Number of deposit accounts of $100,000 or less		Number

			(to be completed for the June report only)	3779		N/A					M.1.a.	(2)

	b.	Deposit accounts of more than $100,000:(1)

		(1)	Amount of deposit accounts of more than $100,000				2710			0	M.1.b.	(1)

					Number

		(2)	Number of deposit accounts of more than $100,000	2722		0					M.1.b.	(2)

Memorandum item 2 is to be completed by all banks.

2.	Estimated amount of uninsured deposits (see instructions)						5597			0	M.2.

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

	RCON	FDIC Cert No.

TEXT A545	A545		M.3.

(1)	The dollar amount used as the basis for reporting in Memoranda items 1.a. and 1.b. reflect the deposit insurance limits in effect on the report date.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-20 30

Schedule RC-R – Regulatory Capital

Dollar Amounts in Thousands			RCON	Bil	Mil	Thou

Tier 1 Capital

1.	Total equity capital (from Schedule RC, item 28		3210		118,292	1.

2.	LESS: Net unrealized gains (losses) on available-for-sale securities(1) (if a gain, report as a positive value; if a loss, report as a negative value)		8434		6	2.

3.	LESS: Net unrealized loss on available-for-sale EQUITY securities(1) (report loss as a POSITIVE value)		A221		0	3.

4.	LESS: Accumulated net gains (losses) on cash flow hedges(1) (if a gain, report as a positive value; if a loss, report as a negative value)		4336		0	4.

5.	LESS: Nonqualifying perpetual preferred stock		B588		0	5.

6.	Qualifying minority interests in consolidated subsidiaries		B589		0	6.

7.	LESS: Disallowed goodwill and other disallowed intangible assets		B590		0	7.

8.	Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)		C227		118,286	8.

9.	a.	LESS: Disallowed servicing assets and purchased credit card relationships	B591		30	9.a

	b.	LESS: Disallowed deferred tax assets	5610		0	9.b.

10.	Other additions to (deductions from) Tier 1 capital		B592		0	10.

11.	Tier I capital (sum of items 8 and 10 less items 9.a and 9.b)		8274		118,256	11.

Tier 2 Capital

12.	Qualifying subordinated debt and redeemable preferred stock		5306		0	12.

13.	Cumulative perpetual preferred stock includible in Tier 2 capital		B593		0	13.

14.	Allowance for loan and lease losses includible in Tier 2 capital		5310		0	14.

15.	Unrealized gains on available-for-sale equity securities includible in Tier 2 capital		2221		0	15.

16.	Other Tier 2 capital components		B594		0	16.

17.	Tier 2 capital (sum of items 12 through 16)		5311		0	17.

18.	Allowable Tier 2 capital (lesser of item 11 or 17)		8275		0	18.

19.	Tier 3 capital allocated for market risk		1395		0	19.

20.	LESS: Deductions for total risk-based capital		B595		0	20.

21.	Total risk-based capital (sum of items 11, 18, and 19, less item 20)		3792		118,256	21.

Total assets for leverage ratio

22.	Average total assets (from Schedule RC-K, item 9)		3368		133,959	22.

23.	LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)		B590		0	23.

24.	LESS: Disallowed servicing assets and purchased credit card relationships (item 9.a. above)		B591		30	24.

25.	LESS: Disallowed deferred tax assets (from item 9.b. above)		5610		0	25

26.	LESS: Other deductions from assets for leverage capital purposes		B596		0	26.

27.	Average total assets for leverage capital purposes (item 22 less items 23 through 26		A224		133,929	27.

Adjustments for financial subsidiaries

28.	a.	Adjustments to Tier 1 capital reported in item 11	C228		0	28.a.

	b.	Adjustment to total risk-based capital reported in item 21	B503		0	28.b.

29.	Adjustment to risk-weighted assets reported in item 62		B504		0	29

30.	Adjustment to average total assets reported in item 27		B505		0	30.

Capital ratios

(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)		(Column A)		(Column B)

		RCON	Percentage	RCON	Percentage

31.	Tier 1 leverage ratio (2)	7273	N/A	7204	88.30	31.
32.	Tier I risk-based capital ratio (3)	7274	N/A	7205	243.49	32.
33.	Total risk-based capital ratio (4)	7275	N/A	7206	243.49	33.

(1)	Report amount included in Schedule RC, item 26.b, “Accumulated other comprehensive income.”
(2)	The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3)	The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4)	The ratio for column B is Item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-21
31

Schedule RC-R – Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C)	(Column D)	(Column E)	(Column F)
Allocation by Risk Weight Category
0%	20%	50%	100%

Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Balance Sheet Asset Categories
34. Cash and balances due from depository institutions (Column A equals the of

Schedule RC items 1.a and 1.b)	RCON 0010	RCON B600	RCON B601	RCON B602

46,525	0	46,525	0	34.

RCON 1754	RCON B603	RCON B604	RCON B605	RCON B605	RCON B607

35. Held-to-maturity securities	0	0	0	0	0	0	35.

RCON 1773	RCON B608	RCON B609	RCON B610	RCON B611	RCON B612

36. Available-for-sale securities	82,514	10	72,450	10,054	0	0	36.

37. Federal funds sold and securities purchased	RCON C225	RCON C063	RCONC604	RCON B520

under agreements to resell	0	0	0	0	38.
RCON 5369	RCON B617	RCON B618	RCON B619	RCON B620	RCON B621

38. Loans and leases, held for sale	0	0	0	0	0

RCON B528	RCON B622	RCON B623	RCON B624	RCON B625	RCON B626

39. Loans and leases, netof unearned income	0	0	0	0	0	0	39.

RCON 3545	RCON 3123	40.

40. LESS: Allowance for loan and lease losses	0	0

RCON 3545	RCON B627	RCON B628	RCON B629	RCON B630	RCON B631

41. Trading Assets	0	0	0	0	0	0	41.

RCON B639	RCON B640	RCON B641	RCON B642	RCON B643	RCON 5339

42. All other assets (1)	14,867	30	3,045	214	0	11,578	42.

RCON 2170	RCON B644	RCON 5320	RCON 5327	RCON 5334	RCON 5340

43. Total assets (sum of items 34 through 42)	143,906	40	75,495	56,793	0	11,578	43.

(1)	Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers’ liability on acceptances outstanding, intangible assets, and other assets.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-22

32

Schedule RC-R – Continued

	(Column A) Face Value or Notional Amount			Credit Conversion Factor		(Column B) Equivalent Amount (1)			(Column C)			(Column D)			(Column E)			(Column F)
									Allocation by Risk Weight Category
									0%			20%			50%			100%

Dollar Amounts in Thousands	Bil	Mil	Thou			Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Derivativesand Off-Balance Sheet Items	RCON B546					RCON B547			RCON B548			RCON B581			RCON B582			RCON B583

44. Financial standby letters of credit	0			12.50	(2)	0			0			0			0			0			44.

45. Performance standby letters of credit	RCON 3821			0.50		RCON B650			RCON B651			RCON B652			RCON B653			RCON B654

46. Commercial and similar letters of credit	RCON 3411 0			0.20		RCONB 655 0			RCON B656 0			RCON B657 0			RCON B658 0			RCON B659 0			45.

47. Risk participations in bankers acceptances acquired by the reporting institution	RCON 3429 0			1.00		RCON B660 0			RCON B661 0			RCON B662 0			0			RCON B663 0			46.

	RCON 3433					RCON B664			RCON B665			RCON B666			RCON B667			RCON B668

48. Securities lent	128,152			1.00		128,152			0			128,152			0			0			47.

49. Retained recourse on small business obligations sold with recourse	RCON A250 0			1.00		RCON B669 0			RCON B670 0			RCON B671 0			RCON B672 0			RCON B673 0			48.

50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low level exposure rule and residual interests subject to a dollar- for- dollar capital requirement	RCON B541 0			12.50	(3)	RCON B542 0												RCON B543 0			50.

51. All other financial assets sold with recourse.	RCON B675 0			1.00		RCON B676 0			RCON B677 0			RCON B678 0			RCON B679 0			RCON B680 0			51.

52. All other off balance sheet liabilities	RCON B681 0			1.00		RCON B682 0			RCON B683 0			RCON B684 0			RCON B685 0			RCON B686 0			52.

53. Unused commitments with an original maturity exceeding one year	RCON 3833 0			0.50		RCON B687 0			RCON B688 0			RCON B689 0			RCON B690 0			RCON B691 0			53.

54. Derivative contracts	RCON A167					RCON B693 0			RCON B694 0			RCON B695 0			0						54.

(1)	Column A multiplied by credit conversion factor.
(2)	For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3)	Or institution-specific factor.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-23 33

Schedule RC-R – Continued

		(Column C)	(Column D)	(Column E)	(Column F)

		Allocation By Risk Weight Category

		0%	20%	50%	100%

	Dollar Amounts in Thousands	Bil Mil Thou	Bil Mil Thou	Bil Mil Thou	Bil Mil Thou

Totals

55.	Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)	RCON B696	RCON B697	RCON B698	RCON B699

		75,495	184,945	0	11,578	55.

56.	Risk weight factor	x 0%	x 20%	x 50%	x 100%	56.

57.	Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)	RCON B700	RCON B701	RCON B702	RCON B703

		0	36,989	0	11,578	57.

					RCON 1651

58.	Market risk equivalent assets				0	58.

59.	Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)				RCON B704

					48,567	59.

					RCON A222

60.	LESS: Excess allowance for loan and lease losses				0	60.

					RCON 3128

					0	61.

61.	LESS: Allocated transfer risk reserve				RCON A223

62.	Total risk-weighted assets (item 59 minus items 60 and 61)				48,567	62.

Memoranda

Dollar Amounts in Thousands	RCON	Tril	Bil	Mil	Thou

1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	8764				0	M.1

		With a remaining maturity of

		(Column A) One year of less					(Column B) Over one year through five years					(Column C) Over five years

2.	Notional principal amounts of derivative contracts:(1)	RCON	Tril	Bil	Mil	Thou	RCON	Tril	Bil	Mil	Thou	RCON	Tril	Bil	Mil	Thou

	a. Interest rate contracts	3809				0	8766				0	8767				0	M.2.a.

	b. Foreign exchange contracts	3812				0	8769				0	8770				0	M.2.b.

	c. Gold contracts	8771				0	8772				0	8773				0	M.2.c.

	d. Other precious metals contracts	8774				0	8775				0	8776				0	M.2.d.

	e. Other commodity contracts	8777				0	8778				0	8779				0	M.2.e.

	f. Equity derivative contracts	A000				0	A001				0	A002				0	M.2.f.

(1)	Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-24

Schedule RC-S – Servicing, Securitization, and Asset Sale Activities	34

	(Column A) 1 - 4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans

Dollar Amounts in Thousands	Bil Mil Thou	Bil Mil Thou	Bil Mil Thou	Bil Mil Thou

Bank Securitization Activities
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCON B705	RCON B706	RCON B707	RCON B708

	0	0	0	0

2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:

a. Credit-enhancing interest-only strips (included In Schedules RC-B or	RCON B712	RCON B713	RCON B714	RCON B715

RC-F or in Schedule RC, item 5)	0	0	0	0

b. Subordinated securities and	RCON C393	RCON C394	RCON C395	RCON C396

other residual interests	0	0	0	0

c. Standby letters of credit and	RCON C400	RCON C401	RCON C402	RCON C403

other enhancements	0	0	0	0

3. Reporting bank’s unused commit-

ments to provide liquidity to	RCON B726	RCON B727	RCON B728	RCON B729

structures reported in item 1	0	0	0	0

4. Past due loan amounts included in
item 1:	RCON B733	RCON B734	RCON B735	RCON B736

a. 30-89 days past due	0	0	0	0

	RCON B740	RCON B741	RCON B742	RCON B743

b. 90 days or more past due	0	0	0	0

5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements

(calendar year-to-date):	RIAD B747	RIAD B748	RIAD B749	RIAD B750

a. Charge-offs	0	0	0	0

	RIAD B754	RIAD B755	RIAD B756	RIAD B757

b. Recoveries	0	0	0	0

	(Column E) Other Consumer Loans	(Column F) Commercial & Industrial Loans	(Column G) All Other Loans and All Leases

Dollar Amounts in Thousands	Bil Mil Thou	Bil Mil Thou	Bil Mil Thou

Bank Securitization Activities
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or

other seller-provided	RCON B709	RCON B710	RCON B711

credit enhancements	0	0	0	1.

2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:
a. Credit-enhancing interest-only strips

(included In Schedules RC-B or	RCON B716	RCON B717	RCON B718

RC-F or in Schedule RC, item 5)	0	0	0	2.a.

b. Subordinated securities and	RCON C397	RCON C398	RCON C399

other residual interests	0	0	0	2.b.

c. Standby letters of credit and	RCON C404	RCON C405	RCON C406
other enhancements	0	0	0	2.c.

3. Reporting bank’s unused commit-
ments to provide liquidity to	RCON C730	RCON C731	RCON C732

structures reported in item 1	0	0	0

4. Past due loan amounts included in
item 1:	RCON B737	RCON B738	RCON B739

a. 30-89 days past due	0	0	0	4.a.

	RCON B744	RCON B745	RCON B746

b. 90 days or more past due	0	0	0	4.b.

5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements

(calendar year-to-date):	RIAD B751	RIAD B752	RIAD B753

a. Charge-offs	0	0	0	5.a.

	RIAD B758	RIAD B759	RIAD B760

b. Recoveries	0	0	0	5.b.

other enhancements	0	0	0	2.c.

3. Reporting bank’s unused commit-

ments to provide liquidity to	RCON B730	RCON B731	RCON B732

structures reported in item 1	0	0	0	3.

4. Past due loan amounts included in
item 1:	RCON B737	RCON B738	RCON B739

a. 30-89 days past due	0	0	0	4.a.

	RCON B744	RCON B745	RCON B746

b. 90 days or more past due	0	0	0	4.b.

5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements

(calendar year-to-date):	RIAD B751	RIAD B752	RIAD B753

a. Charge-offs	0	0	0	5.a.

	RIAD B758	RIAD B759	RIAD B760

b. Recoveries	0	0	0	5.b.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-25
Schedule RC-S – Continued	35

(Column A) 1 – 4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans

Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

6.	Amount of ownership (or seller’s) interests carried as:
a. Securities (included in

Schedule RC-B or in	RCON B761	RCON B762

Schedule RC, item 5)	0	0

b. Loans	RCON B500	RCON B501

(included in Schedule RC-C)	0	0

7.	Past due loan amounts included in interests reported in item 6.a:	RCON B764	RCON B765

a. 30—89 days past due	0	0

RCON B767	RCON B768

b. 90 days or more past due	0	0

8.	Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):	RIAD B770	RIAD B771

a. Charge-offs	0	0

RIAD B773	RIAD B774

b. Recoveries	0	0

For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions

9.	Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCON B776	RCON B777	RCON B778	RCON B779

0	0	0	0

10.	Reporting bank’s unused commit-ments to provide liquidity to other institutions’ securitization structures	RCON B783	RCON B784	RCON B785	RCON B786

0	0	0	0

	(Column E) Other Consumer Loans			(Column F) Commercial & Industrial Loans			(Column G) All Other Loans and All Leases

Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

6. Amount of ownership (or seller’s) interests carried as:

a. Securities (included in Schedule RC-B or in Schedule RC, item 5)				RCON B763						6.a.

				0

b. Loans				RCON B502

(included in Schedule RC-C)				0						6.b.

7. Past due loan amounts included in interests reported in item 6.a:				RCON B766

a. 30—89 days past due				0						7.a.

				RCON B769

b. 90 days or more past due				0						7.b.

8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):				RIAD B772

a. Charge-offs				0						8.a.

				RIAD B775

b. Recoveries				0						8.b.

For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions 9. Maximum amount of credit exposure arising from credit enhancements

Provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other	RCON B780	RCON B781	RCON B782

enhancements	0	0	0	9.

10. Reporting bank’s unused commitments to provide liquidity to other	RCON 8787	RCON B788	RCON B789

institutions’ securitization structures	0	0	0	10.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-26
36

Schedule RC-S – Continued

	(Column A) 1—4 Family Residential Loans			(Column B) Home Equity Lines			(Column C) Credit Card Receivables			(Column D) Auto Loans
Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Bank Asset Sales
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank

	RCON B790			RCON B791			RCON B792			RCON 8793

			0	0			0			0

12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11

	RCON B797			RCON B798			RCON B799			RCON B800

			0	0			0			0

	(Column E) Other Consumer Loans			(Column F) Commercial & Industrial Loans			(Column G) All Other Loans and All Leases
Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Bank Asset Sales
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank

	RCON B794			RCON B795			RCON B796

			0	0			0			11.

12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11

	RCON B801			RCON B802			RCON B803

			0	0			0			12.

Memoranda Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a. Outstanding principal balance

	A249	0			M.1.a.

b. Amount of retained recourse on these obligations as of the report date

	A250	0			M.1.b.

2. Outstanding principal balance of assets serviced for others:

a. 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	B804	0			M.2.a.

b. 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	B805	0			M.2.b.

c. Other financial assets(1)	A591	0			M.2.c.

3. Asset-backed commercial paper conduits:
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:

(1)Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	B806	0			M.3.a.	(1)

(2)Conduits sponsored by other unrelated institutions	B807	0			M.3.a.	(2)

b. Unused commitments to provide liquidity to conduit structures:

(1)Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	B808	0			M.3.b.	(1)

(2)Conduits sponsored by other unrelated institutions	B809	0			M.3.b.	(2)

4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C(2)	C407	N/A			M.4.

(1)	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
(2)	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-27

Schedule RC-T – Fiduciary and Related Services	37

Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.

		RCON	(Y / N)

1.	Does the institution have fiduciary powers? (enter “Y” for YES or “N” for NO)	A345	Y	1.

	(If “NO,” do not complete Schedule RC-T.)

		RCON	(Y / N)

2.	Does the institution exercise the fiduciary powers it has been granted? (enter “Y” for YES or “N” for NO)	A346	Y	2.

3.	Does the institution have any fiduciary or related activity (in the form of assets or accounts)?	RCON	(Y /N)

	(enter “Y” for YES or “N” for NO) (If “NO,” do not complete the rest of Schedule RC-T.)	B867	Y	3.

If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

•	Items 4 through 19 quarterly,
•	Items 20 through 23 annually with the December report, and
•	Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through 23 annually with the December report, and
•	Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through 10 annually with the December report, and
•	Memorandum items 1 through 3 annually with the December report.

(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts

Dollar Amounts in Thousands	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou

FIDUCIARY AND RELATED ASSETS	RCON B868	RCON B869	RCON B870	RCON B871

4. Personal trust and agency accounts	196,524	9,991	61	4	4.

5. Retirement related trust and agency accounts:	RCON B872	RCON B873	RCON B874	RCON B875

a. Employee benefit – defined contribution	0	3,288,047	0	7	5.a.

RCON B876	RCON B877	RCON B878	RCON B879

b. Employee benefit – defined benefit	0	28,169,784	0	34	5.b.

RCON B880	RCON B881	RCON B882	RCON B883

c. Other retirement accounts	0	2,417,890	0	6	5.c.

RCON B884	RCON B885	RCON C001	RCON C002

6. Corporate trust and agency accounts	0	6,143,709	0	1,915	6.

RCON B886	RCON 8888

7. Investment management agency accounts	235,963	72	7.

RCON B890	RCON B891	RCON B892	RCON B893

8. Other fiduciary accounts	0	22,857,473	0	66	8.

RCON B894	RCON B895	RCON B896	RCON B897

9. Total fiduciary accounts (sum of items 4 through 8)	432,487	62,886,894	133	2,032	9.

RCON B898	RCON B899

10. Custody and safekeeping accounts	3,409,664	2	10.

11. Not appliacable

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-28 38

Schedule RC-T – Continued

Dollar Amounts in Thousands			RIAD	Bil	Mil	Thou

FIDUCIARY AND RELATED SERVICES INCOME

12.	Personal trust and agency accounts		B904			210	12.

13.	Retirement related trust and agency accounts:

	a.	Employee benefit – defined contribution	B905			186	13.a.

	b.	Employee benefit – defined benefit	B906			451	13.b.

	c.	Other retirement accounts	B907			40	13.c.

14.	Corporate trust and agency accounts		A479			8,723	14.

15.	Investment management agency accounts		B908			240	15.

16.	Other fiduciary accounts		A480			470	16.

17.	Custody and safekeeping accounts		B909			0	17.

18.	Other fiduciary and related services income		B910			341	18.

19.	Total gross fiduciary and related services income (sum of items 12 through 18) (must equal Schedule RI, item 5.a)		4070			10,661	19.

20.	Less: Expenses		C058			N/A	20.

21.	Less: Net losses from fiduciary and related services		A488			N/A	21.

22.	Plus: Intracompany income credits for fiduciary and related services		B911			N/A	22.

23.	Net fiduciary and related services income		A491			N/A	23.

Memoranda			Managed Assets

Dollar Amounts In Thousands			RCON	Tril	Bil	Mil	Thou

1.	Managed assets held in personal trust and agency accounts:

	a.	Noninterest-bearing deposits	B913				N/A	M.1.a.

	b.	Interest-bearing deposits	B914				N/A	M.1.b.

	c.	U.S. Treasury and U.S. Government agency obligations	B915				N/A	M.1.c.

	d.	State, county, and municipal obligations	B916				N/A	M.1.d.

	e.	Money market mutual funds	B917				N/A	M.1.e.

	f.	Other short-term obligations	B918				N/A	M.1.f.

	g.	Other notes and bonds	B919				N/A	M.1.g.

	h.	Common and preferred stocks	B920				N/A	M.1.h.

	i.	Real estate mortgages	B921				N/A	M.1.i.

	j.	Real estate	B922				N/A	M.1.j.

	k.	Miscellaneous assets	B923				N/A	M.1.k.

	l.	Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)	B868				N/A	M.1.l.

			(Column A) Number of Issues		(Column B) Principal Amount Outstanding

Dollar Amounts in Thousands			RCON		RCON	Tril	Bil	Mil	Thou

2.	Corporate trust and agency accounts:
	a.	Corporate and municipal trusteeships	B927	N/A	B928				N/A	M.2.a.
	b.	Transfer agent, registrar, paying agent, and other corporate agency	B929	N/A						M.2.b.

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-29 39

Schedule RC-T – Continued

Memoranda – Continued			(Column A) Number of Funds		(Column B) Market Value of Fund Assets

Dollar Amounts in Thousands			RCON		RCON	Tril	Bil	Mil	Thou

3.	Collective investments fund and common trust funds:

	a.	Domestic equity	B931	N/A	B932				N/A	M.3.a.

	b.	International/Global equity	B933	N/A	B934				N/A	M.3.b.

	c.	Stock/Bond blend	B935	N/A	B936				N/A	M.3.c.

	d.	Taxable bond	B937	N/A	B938				N/A	M.3.d.

	e.	Municipal bond	B939	N/A	B940				N/A	M.3.e.

	f.	Short term investments/Money market	8941	N/A	B942				N/A	M.3.f

	g.	Specialty/Other	B943	N/A	B944				N/A	M.3.g.

	h.	Total collective investment funds (sum of Memorandum items 3.a through 3.g)	B945	N/A	B946				N/A	M.3.h.

			(Column A) Gross Losses Managed Accounts			(Column B) Gross Losses Non-Managed Accounts			(Column C) Recoveries

Dollar Amounts in Thousands			RIAD	Mil	Thou	RIAD	Mil	Thou	RIAD	Mil	Thou

4.	Fiduciary settlements, surcharges, and other losses:

	a.	Personal trust agency accounts	B947		N/A	B948		N/A	B949		N/A	M.4.a.

	b.	Retirement related trust and agency accounts	B950		N/A	B951		N/A	B952		N/A	M.4.b.

	c.	Investment management agency accounts	B953		N/A	B954		N/A	B955		N/A	M.4.c.

	d.	Other fiduciary accounts and related services	B956		N/A	B957		N/A	B958		N/A	M.4.d.

	e.	Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 21)	B959		N/A	B960		N/A	B961		N/A	M.4.e.

Person to whom questions about Schedule RC-T – Fiduciary and Related Services should be directed:

Foy B. Hester Vice President and Controller
Name and Title (TEXT B962)

foy.hesten@db.com
E-mail Address (TEXT B926)

(212) 602-1764	(212) 797-0502
Telephone: Area code/phone number/extension (TEXT B963)	FAX: Area code/phone number (TEXT B964)

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732	FFIEC 041 Page RC-30 40

Optional Narrative Statement Concerning the Amounts

Reported in the Reports of Condition and Income

at close of business on March 31, 2003

Deutsche Bank National Trust Company	Los Angeles	,	CA
Legal Title of Bank	City		State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment.” and “None.”

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

BANK MANAGEMENT STATEMENT (Either enter text in the field below or skip and leave blank for “No comment”):

(TEXT 6980)

Signature of Executive Officer of Bank	Date-of Signature

March 2003 Call Report Printed 4/30/2003 – Deutsche Bank National Trust Company – Certificate Number 26732

41

THIS PAGE IS TO BE COMPLETED BY ALL BANKS
NAME AND ADDRESS OF BANK Deutsche Bank National Trust Company 300 South Grand Avenue Los Angeles, CA 90071-3109	OMB No. For OCC: 1557-0081 OMB No. For FDIC: 3064-0052 OMB No. for Federal Reserve: 7100-0036 Expiration Date: 3/31/2006 SPECIAL REPORT (Dollar Amounts in Thousands)

	CLOSE OF BUSINESS DATE March 31, 2003	FDIC Certificate Number
		2	6	7	3	2

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition, With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert “none” against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of “executive officer” and “extension of credit,” respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

a.	Number of loans made to executive officers since the previous Call Report date		RCON 3561			0	a.

b.	Total dollar amount of above loans (in thousands of dollars)		RCON 3562			0	b.

c.	Range of interest charged on above loans (example: 9 3/4% = 9.75)	RCON 7701	0.00%	to	RCON 7702	0.00%	c.

SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT	DATE (Month, Day, Year)

/s/ [SIGNATURE ILLEGIBLE]	3/30/02